                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ----
Check the appropriate box:

-----    Preliminary Proxy Statement

----- Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
  X
-----    Definitive Proxy Statement

-----    Definitive Additional Materials

-----    Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
                           MACC PRIVATE EQUITIES INC.
                  ---------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
  X      No fee required
-----
         Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
-----
         1)   Title of each class of securities to which transaction applies:

              ----------------------------------------------------------------.
         2)   Aggregate number of securities to which transaction applies:

              ----------------------------------------------------------------.
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ----------------------------------------------------------------.
         4)   Proposed maximum aggregate value of transaction:

              ----------------------------------------------------------------.

         5)   Total fee paid:
                             -----------------------------.

         Fee paid previously with preliminary materials
-----

----- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                                         ---------------------.
         2)       Form, Schedule or Registration Statement No.:
                                                               ----------------.
         3)       Filing Party:
                               ----------------------------------------.
         4)       Date Filed:
                             ------------------------------------------.

                            ------------------------
                                     M A C C
                            ========================

                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                                January 10, 2001


To the Shareholders of MACC Private Equities Inc:

         The Annual Meeting of Shareholders of our Corporation will be held on Tuesday, February 27, 2001, at 10:00 a.m. at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa.

         A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the MACC Private Equities Inc. Annual Report for the Fiscal Year ended September 30, 2000, is enclosed and provides information regarding the financial results of the Corporation for the year. Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held. IF YOU ATTEND THE ANNUAL MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY MAILED THE ENCLOSED PROXY.

         It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                              Very truly yours,

                              /s/ Paul M. Bass, Jr.

                              Paul M. Bass, Jr.
                              Chairman of the Board

                            ------------------------
                                     M A C C
                            ========================

                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 2001

To the Shareholders of MACC Private Equities Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, February 27, 2001, at 10:00 a.m., central time, at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa, for the following purposes:

         1. To elect three directors to serve until the 2004 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

         2.  To ratify the appointment of KPMG LLP as independent auditors; and

         3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only holders of Common Stock of the Corporation of record at the close of business on January 2, 2001, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                    By Order of the Board of Directors

                                    /s/ David R. Schroder

                                    David R. Schroder, Secretary




         YOUR OFFICERS AND DIRECTORS DESIRE THAT ALL SHAREHOLDERS BE PRESENT OR REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE VOTED. IF YOU DO ATTEND THE MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE EVEN THOUGH YOU MAILED THE ENCLOSED PROXY. THE PROXY MUST BE SIGNED BY EACH REGISTERED HOLDER EXACTLY AS THE STOCK IS REGISTERED.

                            ------------------------
                                     M A C C
                            ========================

                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 27, 2001


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, February 27, 2001, or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about January 10, 2001.

                             PURPOSES OF THE MEETING

         The Annual Meeting of the Shareholders is to be held for the purposes of (1) electing three persons to serve as Directors of the Corporation until the 2004 Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) ratifying the appointment by the Board of Directors of KPMG LLP as independent auditors (see RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS); and (3) transacting such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER ELECTION OF DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

                              VOTING AT THE MEETING

         The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on January 2, 2001, at which time the Corporation had outstanding and entitled to vote at the meeting 1,941,879 shares of Common Stock.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in the shareholder's name at the close of business on the record date.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the year ending September 30, 2001, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting.

         Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as Directors of the persons named under ELECTION OF DIRECTORS and FOR the ratification of the appointment by the Board of Directors of KPMG LLP as independent auditors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of October 31, 2000, there were 1,941,879 shares issued and outstanding. The following table sets forth certain information as of October 31, 2000, with respect to the Common Stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934) who beneficially own more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Corporation, and (iii) all Officers and Directors of the Corporation, ten in number, as a group.

  NAME OF BENEFICIAL             AMOUNT AND NATURE         PERCENT OF CLASS OF
        OWNER                 OF BENEFICIAL OWNERSHIP      VOTING COMMON STOCK
 -------------------          -----------------------      -------------------

 Zions First National Bank(1)       644,678 Shares                33.20%

 Paul M. Bass                        24,000 Shares                 1.24%

 Robert A. Comey(2)                  47,266 Shares                 2.43%

 Michael W. Dunn                     11,892 Shares                 0.61%

 Jeri J. Harman                           --                        --

 Henry T. Madden                     21,296 Shares                 1.10%

 James L. Miller                      3,044 Shares                 0.16%

 Gordon J. Roth                           --                        --

 David R. Schroder(2)                62,430 Shares                 3.21%

 Todd J. Stevens(3)                       --                        --

 John D. Wolfe                        4,296 Shares                 0.22%

 All Officers and Directors as a    174,224 Shares                 8.97%
 Group

------------------------------------

        (1) Information with respect to Zions First National Bank (the "Bank") is based upon the Bank's Form 4 with respect to its transactions during October, 2000, as provided to the Corporation. As stated in its Amendment No. 17 to
Schedule 13D, dated August 9, 2000, Zions Bancorporation ("Zions") may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all of the shares of the Corporation's Common Stock held by the Bank, due to Zions' ownership of the Bank.

        (2) As principals, officers and directors of InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"), the investment advisor for the Corporation and MorAmerica Capital, Messrs. Schroder and Comey are "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

        (3) To the extent that Zions or the Bank may be deemed to be in control of the Corporation as a result of beneficial ownership of the Corporation's Common Stock, Mr. Stevens, as Manager of the Bank's Venture Capital Department and Managing Director of Wasatch Venture Funds, a majority-owned subsidiary of the Bank, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Corporation's Board of Directors is divided into three classes, and Directors are elected to serve three-year terms. The three Class 3 Directors are proposed to be elected at the 2001 Annual Meeting of Shareholders to serve until the 2004 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as Directors of the Corporation to serve until the 2004 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the 2001 Annual Meeting of Shareholders. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2001 Annual Meeting of shareholders. The names of the nominees, along with certain information concerning them, are set forth below.

NOMINEES

MICHAEL W. DUNN

         Mr. Dunn, age 51, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Dunn has also been C.E.O. since 1980 and President since 1983 of Farmers & Merchants Savings Bank of Manchester, Iowa. Mr. Dunn is also presently a member of the boards of directors of Security Savings Bank of Eagle Grove, Iowa, and F&M Shares Corp. and Dunn Shares, Inc., both bank holding companies.

JERI J. HARMAN

         Ms. Harman, age 43, has been a Director of the Corporation and MorAmerica Capital since 1999. Since May, 2000, Ms. Harman has been a principal and head of the Los Angeles office of American Capital Strategies, a business development company headquartered in Bethesda, Maryland. From 1996 to May, 2000, Ms. Harman was the Managing Director of Corporate Finance for First Security Van Kasper in Los Angeles, California, where her responsibilities included private placements of equity, mezzanine and debt securities. First Security Van Kasper is a regional investment banking firm specializing in serving the needs of middle market companies. Ms. Harman was Managing Director of the Corporate Finance Group at Coopers & Lybrand, a public accounting firm, in Los Angeles, California, from 1993 to 1996. Prior to joining Coopers & Lybrand, Ms. Harman held various senior level positions, including Senior Vice President, at Prudential Insurance Company of America, from 1982 to 1993. Ms. Harman is President and a Director of the Association for Corporate Growth - Los Angeles.

GORDON J. ROTH

         Mr. Roth, age 46, has not previously been a Director of the Corporation. Since June, 2000, Mr. Roth has been Chief Financial Officer and Executive Vice President of Roth Capital Partners, Inc. (formerly known as Cruttenden Roth), an independent investment banking firm specializing in small-cap companies, in Newport Beach, California. For approximately ten years before joining Roth Capital Partners, Inc., Mr. Roth was Chairman of Roth & Company, P.C., a public accounting firm, in Des Moines, Iowa. Prior to that, Mr. Roth was a tax partner at Deloitte & Touche, a public accounting firm, in Des Moines, Iowa.

OTHER DIRECTORS

         The names of the other Directors of the Corporation, whose terms of office extend beyond the 2001 Shareholders Meeting, along with certain information concerning them, are set forth below. An asterisk (*) indicates those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as affiliated persons of the Corporation. A double asterisk (**) indicates those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation as principals, officers and directors of the Investment Advisor.

PAUL M. BASS, JR.

         Mr. Bass, age 65, has been Chairman of the Boards of Directors of the Corporation and MorAmerica Capital since 1994. From 1988 to present, Mr. Bass has also served as Vice Chairman of First Southwest Company, a regional investment banking firm. Mr. Bass is also presently a Director of Golden State Bancorp, Inc. (Chairman of the Compensation and Audit Committees), Keystone Consolidated Industries (Chairman of the Audit Committee), and Compx International (member of Audit Committee). Mr. Bass holds a B.B.A. in finance from Southern Methodist University.

ROBERT A. COMEY**

         Mr. Comey, age 54, has served as Vice President, Treasurer and a Director of the Corporation since 1994, and as a Director of MorAmerica Capital since 1989. Mr. Comey was named Executive Vice President of the Corporation in 1995. Since 1986, Mr. Comey has been a principal of Venture Group and is presently Executive Vice President, Treasurer and a Director. From 1985 to 1994, InvestAmerica Venture Group, Inc. ("Venture Group") provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Comey is also Executive Vice President, Treasurer and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to NDSBIC. Mr. Comey is also Executive Vice President, Treasurer, and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Comey is a Director, Executive Vice President, Treasurer, and Assistant Secretary of the Investment Advisor. As a representative of the Investment Advisor and Venture Group, Mr. Comey also serves on the boards of directors of several of the Corporation's portfolio companies. Mr. Comey received an A.B. in Economics from Brown University and an M.B.A. from Fordham University.

HENRY T. MADDEN

         Mr. Madden, age 71, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Madden is a consultant to development stage companies. Since 1995, Mr. Madden has been an independent trustee of Berthel Growth and Income Trust I, and since 1997, Mr. Madden has served as an independent member of the Management Board of Berthel SBIC, LLC, a wholly-owned subsidiary of Berthel Growth & Income Trust I. In 1986, Mr. Madden organized the Institute for Entrepreneurial Management in the University of Iowa College of

Business Administration. As Director of the Institute, Mr. Madden advises potential and new entrepreneurs and teaches courses on entrepreneurship in the M.B.A. program.

DAVID R. SCHRODER**

         Mr. Schroder, age 57, has been President, Secretary and a Director of the Corporation since 1994, and a Director of MorAmerica Capital since 1989. Since 1985, Mr. Schroder has been a principal of Venture Group and is presently President, Secretary and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to North Dakota Small Business Investment Company ("NDSBIC"), a North Dakota Limited Partnership. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Schroder is President, Secretary and a Director of the investment advisor to the Corporation and to MorAmerica Capital, InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"). As a representative of the Investment Advisor and Venture Group, Mr. Schroder also serves on the boards of directors of several of the Corporation's portfolio companies, including Centrum Industries, Inc. Mr. Schroder received a B.S.F.S. from Georgetown University and an M.B.A. from the University of Wisconsin.

TODD J. STEVENS*

         Mr. Stevens, age 41, has been a Director of the Corporation and MorAmerica Capital since 1997. Since 1993, Mr. Stevens has been the Managing Director of the Wasatch Venture Funds, a $50,000,000 early stage venture capital fund complex and majority-owned subsidiary of Zions First National Bank (the "Bank"). Mr. Stevens is also a Manager of the Bank's Venture Capital Department. From 1991 through 1993, Mr. Stevens was a Managing Director of Stevens Wood, Inc., a financial and managerial consulting firm which assisted in raising equity and debt private placements. Mr. Stevens was also Development Manager, Assistant Treasurer, and Treasurer for Bonneville Pacific Corporation from 1987-1991, where his functions included negotiating, closing and administering corporate and project finance credit facilities. From 1985 through 1987, Mr. Stevens performed financial analysis for development, acquisition and sale of retail, commercial and hotel properties for Homart Development Company. Mr. Stevens received his B.S. in Accounting and Management from University of Utah in 1983, and his M.B.A. in 1985 from Harvard Graduate School of Business Administration.

JOHN D. WOLFE

         Mr. Wolfe, age 74, has been a Director of the Corporation since 1994 and a Director of MorAmerica Capital since 1989. Mr. Wolfe is retired from a career in mortgage lending and retail banking. Mr. Wolfe had been employed for many years by the Morris Plan companies prior to the 1985 bankruptcy of MorAmerica Financial Corporation and Morris Plan Liquidation Company (the "Debtors"), and was President of the Morris Plan Company of Iowa. Following the 1988 reorganization of the Debtors, Mr. Wolfe served as voting trustee for the MorAmerica Financial Corporation stock and President of both Debtors. Following several years of retirement, Mr. Wolfe returned from retirement to serve as voting trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has established an Audit Committee, a Nominating Committee and an Investment Committee to assist the Board in carrying out its duties.

         The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Audit Committee also is charged with monitoring the Corporation's Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct. The present members of the Corporation's Audit Committee include Michael W. Dunn, James L. Miller, Todd J. Stevens and Jeri J. Harman.

         The Nominating Committee recommends to the Board of Directors nominations for Director of the Corporation. The Nominating Committee presently has no established procedures for considering shareholders' recommendations for Director nominees, but shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled "SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING." The Nominating Committee presently consists of Todd J. Stevens and Henry T. Madden.

         The Investment Committee assists the full Board of Directors with oversight of the Corporation's investment portfolio and evaluates any proposed revisions to the Corporation's investment policy. The Investment Committee also assures compliance with the Corporation's policies regarding investments made in participation with other funds managed by the Investment Advisor, with entities controlling, controlled by or under common control with Zions, and with other affiliates. The voting members of the Investment Committee presently include Paul M. Bass, Jr., Michael W. Dunn, Jeri J. Harman, Henry T. Madden, James L. Miller, and John D. Wolfe, and the nonvoting ex officio members include Robert
A. Comey, David R. Schroder, and Todd J. Stevens.

         During the Fiscal Year of the Corporation ended September 30, 2000, five meetings of the Board of Directors were held. In addition, two meetings of the Audit Committee, no meetings of the Nominating Committee and eight meetings of the Investment Committee were held. Each of the Directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings held by the committees of the Board on which that Director served.

AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of MACC Private Equities Inc. (the "Audit Committee") is composed of four directors and operates under a written charter originally adopted by the Board of Directors and annually updated by the Audit Committee. The current charter of the Audit Committee is attached to this Proxy Statement as Appendix "A." The current members of the Audit Committee are Michael W. Dunn (Chair), Jeri J. Harman, James L.

Miller and Todd J. Stevens. Under the terms of the charter and listing standards of The Nasdaq Stock Market, Inc., all of the Audit Committee members are considered to be independent, except for Mr. Stevens. Mr. Stevens may not be considered to be independent because he is an employee of Zions First National Bank, which may be deemed to be an affiliate of the Corporation as a result of its ownership of a significant percentage of the issued and outstanding shares of the Corporation's common stock. The Corporation's Board of Directors determined that it would be in the best interests of the Corporation and its shareholders for Mr. Stevens to serve on the Audit Committee notwithstanding this relationship because of Mr. Stevens' extensive knowledge of financial matters generally and his significant experience in the venture capital industry.

         Management is responsible for the Corporation's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee those processes.

         In this regard, the Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and discussed other matters related to the audit with the independent auditors. Management represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors the firm's independence.

         Based upon the Audit Committee's discussions with management and the independent auditors, and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Corporation's Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the year ended September 30, 2000, filed with the Securities and Exchange Commission.


                                     AUDIT COMMITTEE:


                                     Michael W. Dunn, Chair
                                     Jeri J. Harman
                                     Todd J. Stevens
                                     James L. Miller

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         COMPENSATION OF DIRECTORS

         Pursuant to the investment advisory agreements of the Corporation and MorAmerica Capital with the Investment Advisor, Directors of the Corporation and of MorAmerica Capital who are also officers or directors of the Investment Advisor receive no compensation for serving on the Boards of Directors of the Corporation and of MorAmerica Capital. The Chairman of the Board receives an annual retainer of $24,000, and all other outside Directors receive an annual retainer of $8,000. The Chairman of the Board and all other outside Directors also receive $1,000 for each Board of Directors meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting, and $500 for each Board of Directors meeting attended by telephone if the meeting is scheduled to be held by teleconference. In addition, the Chairman of the Board and all other outside Directors receive $500 for each committee meeting attended (whether such attendance is in person or by telephone) if the committee meeting is scheduled as an in-person meeting, and $250 for each committee meeting attended by telephone if the meeting is scheduled to be held by teleconference The Directors do not receive separate compensation for serving on the Board of Directors of MorAmerica Capital. The Corporation also reimburses all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings. Directors' meetings are normally held on a quarterly basis, with additional meetings held as needed on an interim basis.

         SUMMARY COMPENSATION TABLE

         The following table sets forth certain details of compensation paid to Directors during Fiscal Year 2000, which includes compensation for serving on the Boards of Directors of the Corporation, MorAmerica Capital and other wholly owned subsidiaries of the Corporation. For purposes of the following table, the Fund Complex (as that term is defined in Item 22(a)(1)(v) of Reg. ss.240.14a-101) consists solely of the Corporation and MorAmerica Capital. The Corporation presently maintains no pension or retirement plans for its Directors.

                                                AGGREGATE COMPENSATION
             NAME AND POSITION            FROM CORPORATION AND FUND COMPLEX(1)
             -----------------            ----------------------------------

     Paul M. Bass, Jr.                                     $29,750
     Chairman of the Board

     David R. Schroder,                                      -0-
     Director, President and Secretary

     Robert A. Comey,                                        -0-
     Director, Executive Vice President
     and Treasurer

     Henry T. Madden, Director                              13,750

     John D. Wolfe, Director                                16,750(2)

     Michael W. Dunn, Director                              14,750

     Jeri J. Harman, Director                               11,333

     James L. Miller, Director                              14,750

     Todd J. Stevens, Director                              14,750

------------------------------------
         (1) Consists only of directors' fees and does not include reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.

         (2) Of the $16,750 paid to Mr. Wolfe in Fiscal Year 2000, $14,750 represented fees earned by Mr. Wolfe during Fiscal Year 2000, and $2,000 represented fees earned during Fiscal Year 1999 and deferred at Mr. Wolfe's election.

PERFORMANCE GRAPH

         The following graph compares the annual percentage change in cumulative stockholder return on the Common Stock of the Corporation over the five years since September 29, 1995, with the cumulative total return over the same period of (i) the Nasdaq Stock Market Total Return Index (U.S. Companies) and (ii) a peer group selected in good faith by the Corporation composed of the following eight business development companies or other funds known by the Corporation to have similar investment objectives to the Corporation: Allied Capital Corporation (ALLC), American Capital Strategies (ACAS), Brantley Capital Corporation (BBDC), Capital Southwest Corporation (CSWC), Harris & Harris Group, Inc. (HHGP), Rand Capital Corporation (RAND), Waterside Capital Corporation
(WSCC) and Winfield Capital Corporation (WCAP) (the "Peer Group").

         In the graph, the comparison assumes $100 was invested on September 29, 1995, in shares of the Corporation's Common Stock and in each of the indices. The comparison is based upon the closing market bid price for shares of the Corporation's Common Stock, and assumes the reinvestment of all dividends, if any. The returns of each of the companies in the Peer Group are weighted according to the respective company's stock market capitalization at the beginning of each period for which a return is indicated.


                           MACC PRIVATE EQUITIES INC.
                       COMPARISON CUMULATIVE TOTAL RETURNS


COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                                            FISCAL YEAR ENDING
                                  ---------------------------------------------------------------------
COMPANY/INDEX/MARKET              9/29/1995   9/30/1996   9/30/1997   9/30/1998   9/30/1999   9/29/2000

MACC Private Equities               100.00      140.68      144.51      193.06      285.26      256.85

Peer Group Index                    100.00      128.51      136.04      134.79      160.29      180.15

NASDAQ Market Index                 100.00      116.75      158.69      164.91      266.79      364.95

                            [LINE GRAPH APPEARS HERE]
                            See attached data points

COMPENSATION OF EXECUTIVE OFFICERS

         The Corporation has no employees and does not pay any compensation to any of its officers. All of the Corporation's officers and staff are employed by the Investment Advisor, which pays all of their cash compensation.

SECTION 16(A) REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the Securities and Exchange Commission. Based solely upon a review of copies of these reports sent to the Secretary of the Corporation and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal Year 2000, the Corporation believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the Securities and Exchange Commission, except that Ms. Harman filed late the Form 3 required upon being named to the Corporation's Board of Directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS--NOMINEES."

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         As recommended by the Audit Committee of the Corporation's Board of Directors, on December 12, 2000, a majority of those members of the Board of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act of 1940) voted in favor of the appointment of KPMG LLP to serve as the Corporation's independent auditors for the Fiscal Year ending September 30, 2001.

         The appointment of KPMG LLP as independent auditors is subject to ratification by the shareholders. If the shareholders ratify the selection of KPMG LLP as the Corporation's auditors, they will also serve as independent auditors for all subsidiaries of the Corporation. A representative of KPMG LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

         In order to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the year ending September 30, 2001, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING SEPTEMBER 30, 2001.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Under the rules of the Securities and Exchange Commission, any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the February, 2002 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, no later than September 12, 2001. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.

         In addition, under the Corporation's Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must generally notify the Secretary of the Corporation in writing not less than 60 days, nor more than 90 days, prior to the date on which the corporation first mailed its proxy materials for the prior year's annual meeting. Accordingly, shareholders desiring to submit a proposal for consideration at the 2002 Annual Meeting must give written notice of the proposal to the Secretary of the Corporation not earlier than October 12, 2001, and not later than November 11, 2001. The Corporation's proxies will have discretionary authority to vote with respect to any shareholder proposal that may be presented at an Annual Meeting which does not comply with these notice requirements. Shareholders' notices must contain the specific information set forth in the Corporation's Bylaws. A copy of the Corporation's Bylaws will be furnished to shareholders without charge upon written request to the Secretary of the Corporation.

                       EXPENSES OF SOLICITATION OF PROXIES

         In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation has employed ChaseMellon Shareholder Services to aid in the solicitation of proxies at an estimated fee of $4,000 plus $4.50 per shareholder solicited. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Fiscal Year ended September 30, 2000, accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

         A COPY OF THE FISCAL YEAR 2000 FORM 10-K REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DAVID R. SCHRODER, SECRETARY, MACC PRIVATE EQUITIES INC., 101 SECOND STREET, S.E., SUITE 800, CEDAR RAPIDS, IOWA 52401. SUCH REQUESTS MUST SET FORTH A GOOD FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE CORPORATION ON JANUARY 2, 2001. EXHIBITS TO THE FORM 10-K WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.

         PLEASE DATE, SIGN AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

                                          By Order of the Board of Directors

                                          /s/ David R. Schroder

                                          David R. Schroder,
                                          Secretary
Cedar Rapids, Iowa
January 10, 2001

                                  APPENDIX "A"

                           MACC PRIVATE EQUITIES INC.
                         MORAMERICA CAPITAL CORPORATION

                             AUDIT COMMITTEE CHARTER


I.       ORGANIZATION

         There shall be a committee of the Board of Directors to be known as the Audit Committee. The Audit Committee shall consist of three or more directors, as determined by the Board of Directors, each of whom shall not be an officer or employee of the Company but shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member. Notwithstanding the foregoing, if and to the extent permitted under the applicable rules of The Nasdaq Stock Market, Inc., one director who is not deemed to be independent may be appointed to the Audit Committee.

         A.   Definition of Independence

         The following persons are not considered independent:

         (1) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

         (2) a director who accepts compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

         (3) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

         (4) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         (5) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         All members of the Audit Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable time after their appointment to the Audit Committee, and at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The members of the Audit Committee shall be elected by the Board of Directors at the annual meeting of the Board of Directors to serve a term of one year or until their successors shall be duly elected and qualified. The Board of Directors will appoint a Chair to preside at the Audit Committee meetings and schedule meetings as appropriate.

II.      PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors has established; and the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster compliance with, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are as follows:

         . To serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

         . To review and appraise the audit efforts of the Company's independent auditors and management of the Company.

         . To provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

III.     MEETINGS

         The Audit Committee shall meet regularly as determined by the members of the Audit Committee or as directed by the Board of Directors. The Chair of the Audit Committee shall prepare or approve an agenda in advance of each meeting. The President, Chief Financial Officer, outside legal counsel, and a representative from the independent auditors may be invited to all meetings. Other management may be invited as necessary.

         Non-committee members may be excused from attendance at any meeting or portion of any meeting by the Chair.

         As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matter that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee or its Chair should meet with the independent auditors and management quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

IV.      RESPONSIBILITIES

         To fulfill its duties and responsibilities the Audit Committee shall:

Review Procedures

         1. Review and reassess the adequacy of this Charter at least annually.

         2. Review the Company's audited financial statements prior to the release of year-end earnings and/or the Company's financial statement and prior to filing the Company's Annual Report on Form 10-K.

         3. Review the Company's quarterly financial results prior to the release of quarterly earnings and/or the Company's financial statement and prior to filing the Company's Quarterly Report on Form 10-Q.

         4. Review, as appropriate, any other material financial information submitted to any governmental or public body, including any certification, report, opinion, or review rendered by the independent auditors.

Independent Auditors

         5. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, as representatives of the Company's stockholders. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

         6. Ensure receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.

         7. Actively engage in dialogue with the independent auditors and legal counsel with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

         8. Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditors.

         9. Approve, where appropriate, fees and other significant compensation to be paid to the independent auditors.

         10. Meet with the independent auditors to review the scope of the proposed audit for the current year, the audit procedures to be utilized, the location, reliance on management, and staffing for the audit.

         11. Following each audit by the independent auditors, obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.

         12. In connection with the Company's year-end financials, discuss with financial management and the independent auditors significant issues regarding accounting principles, practices and judgments and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 61.

         13. In connection with the Company's interim financials, discuss with financial management and independent auditors any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement on Accounting Standards No. 71. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of the quarterly review and communication.

         14. Consider and approve, if appropriate, significant changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

Improvement Process

         15. Meet periodically with management to review the Company's major financial risk exposure and the steps management has taken to monitor and control such exposures.

Proxy Statement

         16. Approve the report of the Audit Committee required by the rules of the SEC to be included in the Company's annual proxy statement.

         17. Oversee the publication of this Charter at least every three years in the Company's annual proxy statement in accordance with SEC regulations.

Ethical Compliance

         18. Establish, review and update periodically the Company's Policy Against Insider Trading and Prohibited Transactions (the "Insider Trading Policy"). The effectiveness of the Insider Trading Policy shall be reviewed annually by the Audit Committee, with a report thereafter by the Audit Committee to the Board of Directors. The report shall include any recommendations for proposed changes to the Insider Trading Policy which the Audit Committee believes are reasonably necessary to prevent fraudulent, deceptive, misleading or manipulative acts by "Access Persons" as that term is defined in the Insider Trading Policy.

         19. Review management's monitoring of the Company's compliance with the Insider Trading Policy or any other potential conflict of interest situations arising in respect of the Company's affairs and involving the Company's investment adviser, affiliates and employees.

Miscellaneous

         20. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies related to financial matters or the Insider Trading Policy and any material reports or inquiries related to financial matters that are received from regulators or governmental agencies.

         21. At each meeting of the Audit Committee, the Audit Committee shall review all invoices for payment of fees and expenses to the Company's investment adviser together with any related records requested by the Audit Committee from time to time.

         22. The Audit Committee shall oversee the maintenance of investments in compliance with Section 17(f) of the Investment Company Act of 1940, as amended. The Chair shall have the responsibility to review the documentation required in connection with the deposit or withdrawal of the Company's securities or similar investments by persons authorized by the Board of Directors to have access to such securities.

         23. The Audit Committee is authorized to review, from time to time, in the Committee's discretion, electronic data processing procedures and controls, policies and procedures regarding expenses and use of corporate assets.

         24. Periodically conduct a self-assessment of the Audit Committee's performance.

         25. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         26. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to assure compliance with laws and regulations and the Insider Trading Policy.

                                                As amended on December 12, 2000

                           MACC PRIVATE EQUITIES INC.
              Proxy Solicited on Behalf of the Board of Directors
                                      for
                         Annual Meeting of Stockholders
                               February 27, 2001


     The undersigned hereby appoints Paul M. Bass, Jr., David R. Schroder and Robert A. Comey and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the undersigned on January 2, 2001, at the Annual Meeting of Stockholders of the Corporation to be held on February 27, 2001 and any adjournment(s) thereof.

This proxy when properly executed will be voted as directed by the undersigned stockholder. If directions are not indicated, the proxy will be voted to elect the nominees described in item 1 and for item 2. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting within the time period specified in the Corporation's bylaws; and (b) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.


                                   (continued, and to be signed on reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                              Please mark  _____
                                                             your vote as
                                                             indicated in    X
                                                              this sample  _____


1. To elect three directors to serve until the 2004 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;


          FOR            WITHHOLD               NOMINEES: Michael W. Dunn; Jeri J. Harman; Gordon J. Roth
          all          authority for
        Nominees       All Nominees             (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

         _____             _____

         _____             _____                ------------------------------------------------------------------------------------

                                                3. To transact such other business as may properly come before the meeting and any
2. To ratify the appointment of KPMG               adjournment thereof.
   LLP as independent auditors;

       FOR      AGAINST     ABSTAIN
      _____      _____       _____
                                                                                            I PLAN TO ATTEND
      _____      _____       _____                                                               MEETING
                                                                                                  _____

                                                                                                  _____


                                                                        ------------------------------------------------------------
                                                                        Signature                                          Date

                                                                        ------------------------------------------------------------
                                                                        Signature                                          Date

                                                                        Please sign your name exactly as it appears hereon. If
                                                                        signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held
                                                                        jointly, each holder should sign.

                                                                        Please sign, date and return this proxy using the
                                                                        enclosed envelope.



--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -